UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2008
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32465	04-3692546
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On August 19, 2008, VeriFone Holdings, Inc. (the “Company”) issued a press release and scheduled a conference call to report its restated financial results for the fiscal quarters ended January 31, 2007, April 30, 2007 and July 31, 2007 and its financial results for the fiscal year ended October 31, 2007 and for the fiscal quarters ended January 31, 2008 and April 30, 2008. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     On August 19, 2008, the Company issued a press release providing certain financial guidance for the fiscal quarter ended July 31, 2008, the fiscal quarter ending October 31, 2008 and the fiscal year ending October 31, 2009. A copy of the Company’s press release is being furnished as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.
     The information furnished pursuant to this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibits 99.1 and 99.2 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Use of Non-GAAP Financial Information
     The Company has used and intends to use certain non-GAAP financial measures in the press releases and the conference call. These non-GAAP financial measures have not been prepared in accordance with U.S. generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures that are contained in Exhibits 99.1 and 99.2 or referred to in the conference call. Exhibits 99.1 and 99.2 also describe the reasons why management believes the presentation of these non-GAAP financial measures provides useful information to investors and any additional purposes for which management uses these non-GAAP financial measures.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated August 19, 2008.

Exhibit 99.2	Press Release, dated August 19, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.
Date: August 19, 2008	By:	/s/ Douglas G. Bergeron
Name: Douglas G. Bergeron
Title: Chief Executive Officer

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